UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8,2011

ONCOVISTA INNOVATIVE THERAPIES, INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-28347 (Commission File Number)	33-0881303 (IRS Employer Identification No.)

14785 Omicron Drive, Suite 104 San Antonio, Texas (Address of principal executive offices)	78245 (Zip Code)

(210) 677-6000 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01.                      Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the OncoVista Innovative Therapies, Inc. (the “Company”) letter distributed by the Company to its shareholders on March 8, 2011. Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)           The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Letter to shareholders, dated March 8, 2011
99.2	Press release text of OncoVista Innovative Therapies, Inc., dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2011	ONCOVISTA INNOVATIVE THERAPIES, INC.,
a Nevada corporation

By: Alexander L. Weis, Ph.D. Its: Chief Executive Officer